Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Wheels Up Experience Inc. (the “Company”) on Form 10-K for the year ended December 31, 2025, as filed with the Securities and Exchange Commission (the “Report”), I, John Verkamp, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: March 10, 2026	By:	/s/ John Verkamp
Name: John Verkamp
Title: Chief Financial Officer
(Principal Financial Officer)